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                                                                   Exhibit 10.24

RECORDING REQUESTED BY
AND WHEN RECORDED RETURN TO:

Jackson Walker L.L.P.
1401 McKinney, Suite 1900
Houston, Texas  77010
Attention: Ms. Lorena Nichols

ACT OF MORTGAGE AND                Section              UNITED STATES OF AMERICA
SECURITY AGREEMENT                 Section
                                   Section
BY: PRIMEENERGY CORPORATION        Section
                                   Section
                 and               Section                    THE STATE OF TEXAS
                                   Section
PRIMEENERGY MANAGEMENT             Section
      CORPORATION                  Section
                                   Section
TO: GUARANTY BANK, FSB, Agent      Section                      COUNTY OF HARRIS

      BE IT KNOWN, that on the date set forth hereinafter for each, but effective December 19, 2002, before each of the undersigned Notaries Public, duly commissioned and qualified in and for the jurisdictions hereinafter identified, and in the presence of the undersigned competent witnesses, personally came and appeared the parties to this act (this "Mortgage") who are hereinafter identified and who declared that they contract as follows:

                              ARTICLE 1 -- PARTIES

1.1   Mortgagor.

      PRIMEENERGY CORPORATION, a Delaware corporation ("Prime"), the Taxpayer Identification Number for which is 84-0637348, PRIMEENERGY MANAGEMENT CORPORATION, a New York corporation ("PEMC"), the Taxpayer Identification Number for which is 13-2929065, (Prime and PEMC herein collectively "Mortgagor"), the address of Mortgagor for purposes hereof is One Landmark Square, Suite 1100, Stamford, Connecticut 06901-2605, each represented herein by its undersigned officer, duly authorized by resolution of its board of directors, a certified copy of which has been annexed hereto and made a part hereof for all purposes.

1.2   Mortgagee.

      GUARANTY BANK, FSB, a federal savings bank, the address for which for purposes hereof is 333 Clay Street, Suite 4400, Houston, Texas 77002-4103 ("Mortgagee"), represented herein by its undersigned duly authorized officer, and the Taxpayer Identification Number for which is 74-2511478, in its capacity as Agent for the Lenders from time to time party to or bound by that certain Credit Agreement dated December 19, 2002 (the "Lenders"), by and among Mortgagor, Prime Operating Company, a Texas corporation ("POC"), Eastern Oil Well Service Company, a West Virginia corporation ("Eastern"), and Southwest Oil Field Construction Company, an

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Oklahoma corporation ("Southwest") (Prime, PEMC, POC, Eastern and Southwest
herein collectively, "Borrowers"), the Lenders and Guaranty Bank, FSB, Agent for such Lenders (as amended, restated, or supplemented from time to time, the "Credit Agreement"). Capitalized terms used but not defined herein shall have the meanings assigned to such terms in the Credit Agreement.

                   ARTICLE 2 -- MORTGAGE, PLEDGE, HYPOTHEC AND
                                SECURITY INTEREST

2.1   Mortgaged Property.

      This Mortgage covers the following Property of Mortgagor (such Property, together with that described in Section 2.3, Section 8.6, and Section 12.13, being the "Mortgaged Property"):

      A. all right, title, and interest, whether now owned and existing or hereafter acquired or arising, of Mortgagor in and to the leases, rights of way, easements, or other documents described in Exhibit A attached hereto and incorporated herein for all purposes, without regard to any surface acreage and/or depth limitations set forth in Exhibit A, and all renewals and extensions thereof and all new leases, rights of way, easements, or other documents (i) in which an interest is acquired by Mortgagor after the termination or expiration of any lease, right of way, easement, or other document described in Exhibit A, and (ii) that covers all or any part of the Property described in and covered by such terminated or expired lease, right of way, easement, or other document, to the extent, and only to the extent, such new leases, rights of way, easements, or other documents may cover such Property (all of the foregoing in this paragraph A being the "Leases");

      B. all right, title, and interest, whether now owned and existing or hereafter acquired or arising, of Mortgagor in and to the lands subject to the Leases or otherwise described in Exhibit A (the "Lands") including, without limitation, the oil, gas, minerals, and leasehold estates in and to the Lands, without regard to any surface acreage and/or depth limitations set forth in Exhibit A.

      C. all right, title, and interest, whether now owned and existing or hereafter acquired or arising, of Mortgagor in and to any of the oil, gas, and minerals in, on, or under the Lands, including, without limitation, all contractual rights, fee interests, leasehold interests, overriding royalty interests, non-participating royalty interests, mineral interests, production payments, net profits interests, or any other interest measured by or payable out of production of oil, gas, or other minerals from the Leases and/or Lands;

      D. all of the foregoing interests of Mortgagor as such interests may be enlarged by the discharge of any payments out of production or by the removal of any charges or encumbrances;

      E. all right, title, and interest, whether now owned and existing or hereafter acquired or arising, of Mortgagor in, to, and under or derived from any present or future operating, farmout, bidding, pooling, unitization, and communitization agreements, assignments, and subleases, whether or not described in Exhibit A, to the extent, and only to the extent, that such agreements, assignments, and subleases cover or include any right, title, and interest, whether now owned and existing or hereafter acquired or arising, of Mortgagor in and to all or any portion of the Leases and/or the Lands, and all units created by any such pooling, unitization, and communitization


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agreements and all units formed under orders, regulations, rules, or other official acts of any Governmental Authority having jurisdiction, to the extent and only to the extent that such units cover or include all or any portion of the Leases and/or the Lands;

      F. all right, title, and interest, whether now owned and existing or hereafter acquired or arising, of Mortgagor in, to, and under or derived from all presently existing and future advance payment agreements, oil, casinghead gas, and gas sales, exchange, and processing contracts and agreements, including, without limitation, those contracts and agreements that are described in Exhibit A, to the extent, and only to the extent, those contracts and agreements cover or include all or any portion of the Leases and/or the Lands;

      G. all right, title, and interest, whether now owned and existing or hereafter acquired or arising, of Mortgagor in, to, and under or derived from all existing and future permits, licenses, easements, and similar rights and privileges that relate to or are appurtenant to any of the Leases and/or the Lands; and

      H. all right, title, and interest, whether now owned and existing or hereafter acquired or arising, of Mortgagor in and to all improvements and all moveable Property of any kind or character defined in and subject to the provisions of La.R.S. 10:9-101 et seq. (the "UCC") (including, but not limited to, substitutions and replacements for, accessions to, and the proceeds and products from any and all of such improvements and moveable Property), whether now owned and existing or hereafter acquired or arising, and situated on any of the Lands, including, but not limited to, pipe, casing, tubing, rods, storage tanks, boilers, loading racks, pumps, foundations, warehouses, and all other personal Property and equipment of every kind and character upon, incident, appurtenant, or belonging to and used in connection with the interest of Mortgagor, whether now owned and existing or hereafter acquired or arising, in the Lands and/or the Leases, including, but not limited to, goods that are or are to become fixtures related to such Property and all oil, gas, and other minerals produced or to be produced to the account of Mortgagor from the Lands and all accounts receivable, general intangibles, and contract rights of Mortgagor in connection with the Lands and/or the Leases, including, but not limited to, oil, gas and other minerals and accounts resulting from the sale thereof arising at any wellhead or minehead located on the Lands and/or the Leases.

2.2   Security Granted.

      Mortgagor specially grants to Mortgagee, as security for the Secured Indebtedness described in Article 3, the following rights in or over the Mortgaged Property:

      A. a mortgage, hypothec and pledge of the Mortgaged Property described in clauses A and B of Section 2.1 and such other portions of the Mortgaged Property as may be susceptible of being so encumbered; and

      B. a security interest in all of the goods, including, without limitation, all equipment, inventory and fixtures, "as-extracted collateral," and all intangibles, including, without limitation, all accounts and general intangibles, now or hereafter comprising a part of the Mortgaged Property and such other portions of the Mortgaged Property as may be susceptible to being subjected to a security interest pursuant to the U.C.C.


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2.3   After-Acquired Property.

      Mortgagor, for the same consideration, hereby grants to Mortgagee, as security for the Secured Indebtedness described in Article 3, a mortgage, hypothec and pledge of or a continuing security interest in, as the case may be, all additional right, title, or interest which Mortgagor may hereafter acquire or become entitled to in the interests, Properties, Lands, Leases, and premises aforesaid, and in the oil, gas, or other minerals in and under or produced from or attributable to any of the Lands or Leases, which additional right, title, and interest, when acquired, shall constitute "Mortgaged Property," the same as if expressly described and conveyed herein.

                        ARTICLE 3 -- SECURED INDEBTEDNESS

3.1   Secured Indebtedness Defined.

      The security described in Article 2 (and the other rights of Mortgagee herein stipulated) are given to secure the full and punctual payment and performance of the following (collectively, the "Secured Indebtedness"):

      A. The Obligations, including, without limitation, (i) the indebtedness evidenced by the Credit Agreement, (ii) the Promissory Note executed by Borrowers to the order of the Lenders pursuant to the Credit Agreement in the aggregate face amount of up to $50,000,000, bearing interest and payable as therein provided or as provided in the Credit Agreement, with a final maturity date of December 19, 2004, and (iii) the Promissory Note executed by Borrower to the order of the Lenders pursuant to the Credit Agreement in the aggregate face amount of up to $4,000,000 bearing interest and being payable as therein provided or as provided in the Credit Agreement, with a final maturity date of December 19, 2004..

      B. It is contemplated that Borrower may from time to time borrow additional sums of money from or otherwise be or become obligated to the Lenders. This Mortgage is given to secure any and all indebtedness of Borrower, present or future, either direct or indirect, primary or secondary, fixed or contingent, which Borrower may now or hereafter owe, or as to which Borrower may in any manner become obligated to the Lenders for payment, including, without limitation, indebtedness arising by way of guaranty as to obligations of another to the Lenders and indebtedness originally owed to a party other than the Lenders but which becomes owing to the Lenders as the result of the Lenders having acquired the right to payment thereof. This Mortgage shall likewise secure not only the indebtedness described above in paragraph A or this paragraph B, but any and all renewals for any period, extensions, and rearrangements of all or any portion thereof; and the lien, security interest, pledge and assignment under this Mortgage shall be cumulative of all other liens and security of any and every other kind or character whatsoever securing the above described indebtedness, including, without limitation, the following:

            (a) Payment of and performance of any and all present or future obligations of Borrower under Commodity Hedge Agreements, as defined in the Credit Agreement.

            (b) Payment of and performance of any and all present or future obligations of Borrower under any Rate Management Transaction, as defined in the Credit Agreement.


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            (c) Payment of and performance of any and all present or future obligations of Borrower under any guaranty in favor of Lenders of any of the Borrower's subsidiary's obligations under Commodity Hedge Agreements and Rate Management Transactions and all present or future obligations of Borrower or Borrower's subsidiaries under Commodity Hedge Agreements and Rate Management Transactions.

3.2   Limitations Upon Extent of Certain Security

      The obligations described in Section 3.1 are each secured by this Mortgage to the extent they do not exceed, at any one time, an aggregate amount equal to ONE HUNDRED MILLION DOLLARS ($100,000,000).

3.3   Security Not Limited.

      Except as provided by Section 3.2 (and then only to the extent such limitations are required by law), the entire amount of the Secured Indebtedness is secured hereby without limitation or reduction.

3.4   Continuation in Event of Novation.

      The security granted by and the provisions of this Mortgage shall continue with respect to any new obligation arising from any novation (subjective or objective) of the Secured Indebtedness as permitted by Louisiana Civil Code Art. 1884 as well as to any other renewals, modifications, amendments, revisions or extensions of the Secured Indebtedness.

3.5   Confession of Judgment for Mortgage.

      Mortgagor confesses judgment upon the entire Secured Indebtedness if any part of the same is not paid at maturity, consenting that executory process issue thereon to enforce the same.

              ARTICLE 4 -- SECURED INDEBTEDNESS AND CERTAIN OTHER
                                   OBLIGATIONS

4.1 Mortgagor acknowledges that it is indebted to the Lenders in the amount of the Secured Indebtedness.

4.2   Transfers and Assignments.

      A. The Lenders may freely transfer all or any part of the Secured Indebtedness or rights under the terms of this Mortgage.

      B. If less than all of the Secured Indebtedness is transferred, unless the transferor and transferee otherwise agree in writing, each part of such indebtedness shall continue to share pro rata in the security and the transferor shall not be deemed to have warranted or agreed to have subordinated any remaining or future indebtedness to that transferred.


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      C. If the Lenders transfer all of the Secured Indebtedness and all rights under this Mortgage to any one or more Persons, they may deliver to any such Person any evidence of the Secured Indebtedness, and shall forthwith be relieved of any obligation to return or restore the same to Mortgagor, grant releases hereunder or otherwise have any responsibility to Mortgagor for obligations accruing or acts or events occurring thereafter.

4.3   Future Holders of Secured Indebtedness as Mortgagees.

      The Mortgage is executed for the benefit of any Person to whom any Lender assigns any of the evidence of the Secured Indebtedness.

                     ARTICLE 5 -- ADDITIONAL DOCUMENTS AND
                                   ASSURANCES

      Mortgagor, upon request of Mortgagee, shall execute in proper and customary form, adequate for their purposes, and file or deliver to Mortgagee for filing or for such other purposes as may be appropriate, any additional acts or instruments, and shall take any other action that may be required, in Mortgagee's opinion, to assure or confirm the rights granted Mortgagee hereunder, to fully perfect Mortgagee's security as between the parties or as to third persons as required by law and in the manner contemplated and intended to be created by this Mortgage, and to fully vest Mortgagee with the rights given by this Mortgage or to fulfill Mortgagor's obligations hereunder. The entire cost and expense of such actions shall be paid by Mortgagee.

                  ARTICLE 6 -- WARRANTY AND LIMITATION THEREON

6.1   Express Warranty.

      Mortgagor expressly warrants to Mortgagee, subject to, but only to, such limitations as are expressly mentioned in this Mortgage or as are expressly described in Exhibit A, that Mortgagor has good and indefeasible title to all of the material (individually or in the aggregate) Mortgaged Property free and clear of all Liens, except for Permitted Liens, by, through or under Mortgagor, but not otherwise.

6.2   Defense and Indemnity.

      A. Mortgagor shall defend and indemnify Mortgagee against any claim or demand made or asserted by any Person contrary to the warranty made in this or any other article of this Mortgage, or inconsistent with Mortgagor's obligations thereunder, and these obligations shall continue, notwithstanding the payment, release, extinction or termination of the Secured Indebtedness or the security given herein, or the surrender by any Lender of any evidence of the Secured Indebtedness and its transfer to another.

      B. Except for Permitted Liens, if any claim, charge, lien or other encumbrance contrary to the terms hereof exists or arises against Mortgagor on all or any portion of the Mortgaged Property, whether such claim or encumbrance is inferior or superior to those created by this Mortgage, Mortgagor shall promptly satisfy such claim and remove such encumbrance from such Mortgaged Property.


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      C. Mortgagor further represents and warrants that all of the Leases specifically described in Exhibit A are in full force and effect and all covenants, express or implied, in respect of the Leases specifically described in Exhibit A, or of any assignment of any of such Leases, which may affect the validity of any of such Leases, have been performed insofar as such Leases pertain to the Land.

                             ARTICLE 7 -- COVENANTS

      In consideration of the Secured Indebtedness, Mortgagor, for itself, its legal representatives, successors, and assigns, covenants and agrees as follows:

7.1   Maintenance of Leases.

      Mortgagor will use all reasonable efforts to keep and continue all Leases, estates, and interests herein described and all contracts and agreements relating thereto in full force and effect in accordance with the terms thereof and will not permit the same to lapse or otherwise become impaired for failure to comply with the obligations thereof, whether express or implied. In this connection, Mortgagor shall not release any of the Leases without the prior written consent of Mortgagee.

7.2   Maintenance of Property.

      Mortgagor will use all reasonable efforts to keep and maintain all improvements, personal Property, and equipment now or hereafter situated on the Lands and constituting a portion of the Mortgaged Property and used or obtained in connection therewith in good repair and condition, ordinary wear and tear excepted, and will not tear down or remove the same or permit the same to be torn down or removed without the prior consent of Mortgagee, except in the usual course of operations as may be required for replacement when otherwise in compliance with the provisions of this Mortgage and the Credit Agreement.

7.3   Pooling or Unitization.

      Mortgagor will not, without the prior written consent of Mortgagee, pool or unitize all or any part of the Mortgaged Property where the pooling or unitization would result in the diminution of the net revenue interest of Mortgagor in production from the pooled or unitized lands attributable to the Mortgaged Property constituting a portion of such pooled or unitized lands. Immediately after the formation of any pool or unit in accordance herewith, Mortgagor will furnish to Mortgagee a conformed copy of the pooling agreement, declaration of pooling, or other instrument creating the pool or unit. The interest of Mortgagor included in any pool or unit attributable to the Mortgaged Property or any part thereof shall become a part of the Mortgaged Property and shall be subject to the Liens hereof in the same manner and with the same effect as though the pool or unit and the interest of Mortgagor therein were specifically described in Exhibit A, In the event any proceedings of any Governmental Authority which could result in pooling or unitizing all or any part of the Mortgaged Property are commenced, Mortgagor shall give immediate written notice thereof to Mortgagee. Any pooling or unitization of all or any part of the Mortgaged Property in violation of this Section shall be of no force or effect against the Trustee or Mortgagee.


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7.4   Operation of Mortgaged Property.

      Mortgagor will operate or, to the extent that the right of operation is vested in others, will exercise its best efforts to require the operator to operate the Mortgaged Property and all wells now or hereafter located thereon continuously and in a prudent and workmanlike manner in accordance with the best usage of the field and in accordance with all applicable Requirements of Law. Mortgagor will comply with all material terms and conditions of the Leases and each assignment or contract obligating Mortgagor in any way with respect to the Mortgaged Property; but nothing herein shall be construed to empower Mortgagor to bind Mortgagee to any contract or obligation or render Mortgagee in any way responsible or liable for bills or obligations incurred by Mortgagor.

7.5   Compliance with Operating Agreements.

      Mortgagor agrees to pay promptly all bills for labor and materials incurred in the operation of the Mortgaged Property and will promptly pay its share of all costs and expenses incurred under any joint operating agreement affecting the Mortgaged Property or any portion thereof; will furnish Mortgagee, as and when requested, full information as to the status of any joint account maintained with others under any such operating agreement; will not take any action to incur any liability or Lien (other than Permitted Liens) thereunder. and will not enter into any new operating agreement or any amendment of any existing operating agreement affecting the Mortgaged Property without the prior written consent of Mortgagee. Furthermore, Mortgagor will not consent or agree to participate in any proposed operation under any presently existing operating agreement affecting the Mortgaged Property unless Mortgagor obtains the prior written consent of Mortgagee and, if requested by Mortgagee, deposits with the operator or Mortgagee, where Mortgagor is a non-operator, or with Mortgagee, where Mortgagor is an operator, Mortgagor's share of the estimated cost of the proposed operation prior to electing to participate in the operation. To the extent that Mortgagor is unable to consent to any proposed operation with respect to any of the Mortgaged Property, prior to electing not to participate in the proposed operation, Mortgagor will use its best efforts, to the extent practicable and to the extent allowed to do so under the relevant operating agreement or other applicable contract, to farmout to others acceptable to Mortgagee, on the best terms obtainable and acceptable to Mortgagee, the interest or relevant portion of the interest of Mortgagor in the proposed operation.


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7.6   Access to Mortgaged Property.

      Mortgagor will permit Mortgagee and its accredited agents, representatives, attorneys and employees, at the expense of Mortgagor, at all reasonable times, to go upon, examine, inspect, conduct environmental audits and other testing of, and remain on, the Mortgaged Property, and to go upon the derrick floor of any well at any time drilled or being drilled thereon at Mortgagee's own risk and subject to safety standards applicable in the industry, and will furnish Mortgagee, upon request, all pertinent information regarding the development and operation of the Mortgaged Property.

7.7   Waivers.

      Mortgagor hereby expressly waives, to the full extent permitted by applicable law, any and all rights or privileges of marshaling of assets, sale in inverse order of alienation, notices, appraisements, redemption, and any prerequisite in the event of foreclosure of the Liens created herein. Mortgagee at all times shall have the right to release any part of the Mortgaged Property now or hereafter subject to the Liens of this Mortgage, any part of the proceeds of production or other income herein or hereafter assigned or pledged, or any other security it now has or may hereafter have securing the Indebtedness, without releasing any other part of the Mortgaged Property, proceeds, or income, and without affecting the Liens hereof as to the part or parts of the Mortgaged Property, proceeds, or income not so released or the right to receive future proceeds and income.

7.8   Compliance with Laws.

      Mortgagor will comply with all Requirements of Law applicable to the Mortgaged Property and the operations conducted thereon, including, without limitation, the Natural Gas Policy Act of 1978, as amended, and Environmental Laws; and cause all employees, crew members, agents, contractors, sub-contractors, and future lessees (pursuant to appropriate lease provisions) of Mortgagor, while such Persons are acting within the scope of their relationship with Mortgagor, to comply with all such Requirements of Law as may be necessary or appropriate to enable Mortgagor to so comply.

7.9   Hazardous Substances Indemnification.

      MORTGAGOR HEREBY INDEMNIFIES AND HOLDS MORTGAGEE AND THE LENDERS AND THEIR RESPECTIVE SHAREHOLDERS, OFFICERS, DIRECTORS, EMPLOYEES, AGENTS, ATTORNEYS-IN-FACT, AND AFFILIATES HARMLESS FROM AND AGAINST ANY AND ALL CLAIMS, LOSSES, DAMAGES, LIABILITIES, FINES, PENALTIES, CHARGES, ADMINISTRATIVE AND JUDICIAL PROCEEDINGS AND ORDERS, JUDGMENTS, REMEDIAL ACTIONS, REQUIREMENTS AND ENFORCEMENT ACTIONS OF ANY KIND, AND ALL COSTS AND EXPENSES INCURRED IN CONNECTION THEREWITH (INCLUDING, WITHOUT LIMITATION, ATTORNEYS' FEES AND EXPENSES), ARISING DIRECTLY OR INDIRECTLY, IN WHOLE OR IN PART, FROM (A) THE PRESENCE OF ANY HAZARDOUS SUBSTANCES ON, UNDER, OR FROM ANY MORTGAGED PROPERTY, WHETHER PRIOR TO OR DURING THE TERM HEREOF, (B) ANY ACTIVITY CARRIED ON OR UNDERTAKEN ON OR OFF ANY MORTGAGED PROPERTY, WHETHER PRIOR TO OR DURING THE TERM HEREOF, AND WHETHER BY MORTGAGOR OR ANY PREDECESSOR IN TITLE, EMPLOYEE, AGENT, CONTRACTOR, OR SUBCONTRACTOR OF MORTGAGOR OR ANY


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OTHER PERSON AT ANY TIME OCCUPYING OR PRESENT ON ANY MORTGAGED PROPERTY, IN
CONNECTION WITH THE HANDLING, TREATMENT, REMOVAL, STORAGE, DECONTAMINATION, CLEANUP, TRANSPORTATION, OR DISPOSAL OF ANY HAZARDOUS SUBSTANCES AT ANY TIME LOCATED OR PRESENT ON OR UNDER SUCH PROPERTY, (C) ANY RESIDUAL CONTAMINATION ON OR UNDER ANY MORTGAGED PROPERTY, (D) ANY CONTAMINATION OF ANY MORTGAGED PROPERTY OR NATURAL RESOURCES ARISING IN CONNECTION WITH THE GENERATION, USE, HANDLING, STORAGE, TRANSPORTATION, OR DISPOSAL OF ANY HAZARDOUS SUBSTANCE BY MORTGAGOR OR ANY EMPLOYEE, AGENT, CONTRACTOR, OR SUBCONTRACTOR OF MORTGAGOR WHILE SUCH PERSONS ARE ACTING WITHIN THE SCOPE OF THEIR RELATIONSHIP WITH MORTGAGOR, IRRESPECTIVE OF WHETHER ANY OF SUCH ACTIVITIES WERE OR WILL BE UNDERTAKEN IN ACCORDANCE WITH APPLICABLE REQUIREMENTS OF LAW, OR (E) THE PERFORMANCE AND ENFORCEMENT OF THIS MORTGAGE OR ANY OTHER ACT OR OMISSION IN CONNECTION WITH OR RELATED TO THIS MORTGAGE OR THE TRANSACTIONS CONTEMPLATED HEREBY, INCLUDING, WITHOUT LIMITATION, ANY OF THE FOREGOING IN THIS SECTION ARISING FROM NEGLIGENCE, WHETHER SOLE OR CONCURRENT, ON THE PART OF MORTGAGEE OR ANY LENDER OR ANY OF THEIR RESPECTIVE SHAREHOLDERS, OFFICERS, DIRECTORS, EMPLOYEES, AGENTS, ATTORNEYS-IN-FACT, OR AFFILIATES OR THE TRUSTEE; WITH THE FOREGOING INDEMNITY SURVIVING SATISFACTION OF THE INDEBTEDNESS, THE TERMINATION OF THE CREDIT AGREEMENT, AND THE RELEASE OF THE LIENS CREATED HEREBY.

7.10  Site Assessments.

      Mortgagee (by its officers, employees and agents) at any time and from time to time, either prior to or after the occurrence of an Event of Default, may contract for the services of Persons (the "Site Reviewers") to perform environmental site assessments and other tests ("Site Assessments") on all or any portion of the Mortgaged Property for the purpose of determining whether any environmental condition exists on any Mortgaged Property which could reasonably be expected to result in any liability, cost, or expense to Mortgagee or any owner, occupier, or operator of such Mortgaged Property. The Site Assessments may be performed at any time or times, upon reasonable notice, and under reasonable conditions established by Mortgagor which do not impede the performance of the Site Assessments. The Site Reviewers are hereby authorized to enter upon all or any portion of the Mortgaged Property for such purposes. The Site Reviewers are further authorized to perform both above and below the ground testing for environmental damage or the presence of Hazardous Substances on the Mortgaged Property and such other tests on the Mortgaged Property as may be necessary to conduct the Site Assessments in the reasonable opinion of the Site Reviewers. Mortgagor will supply to the Site Reviewers such historical and operational information regarding the Mortgaged Property as may be reasonably requested by the Site Reviewers to facilitate the Site Assessments and will make available for meetings with the Site Reviewers appropriate personnel having knowledge of such matters. On request, Mortgagee shall make the results of such Site Assessments available to Mortgagor, which prior to an event of default, may at its election participate under reasonable procedures in the direction of such Site Assessments and the description of tasks of the Site Reviewers. The cost of performing all Site Assessments shall be paid by Mortgagor upon demand of Mortgagee and any such obligation shall be Indebtedness secured by this Mortgage.


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7.11  Performance of Gas Contracts.

      Mortgagor will perform and observe in all material respects all of its obligations under each contract relating to the sale of gas produced from or attributable to the Mortgaged Property and will not, except in good faith and as the result of arm's length negotiations and with prior written notice to Mortgagee, change, modify, amend or waive any of the terms or provisions of any such contract or take any other action which would release any other party from its obligations or liabilities under any such contract.

7.12  Covenants Running with Land.

      All covenants and agreements herein contained shall constitute covenants running with the Land.

                      ARTICLE 8 -- SALE OF PRODUCTION AND
                 COLLECTION OF ASSIGNED ACCOUNTS AND OTHER FUNDS

8.1   Right to Proceeds.

      Mortgagee may collect in its own name or that of Mortgagor all amounts due to Mortgagor arising from or payable with respect to the Mortgaged Property, including all amounts derived from or payable after the Effective Date, as defined in Section 12.12 of this Mortgage, with respect to:

      A. Oil, gas or other minerals produced from the Wells and amounts payable with respect thereto under oil or gas sales contracts, processing contracts or other contracts relating to such minerals;

      B. Rents, royalties, overriding royalties and other amounts accruing to the Wells or receivable by Mortgagor as a consequence thereof;

      C. Amounts due Mortgagor under operating agreements, service contracts or other contracts for the operation of the Leases; and

      D. Proceeds and any other amount or benefit accruing to Mortgagor by, under or by virtue of the ownership, use, enjoyment or disposition of the Mortgaged Property.

      Notwithstanding the foregoing, Mortgagee shall not exercise the rights herein granted unless Mortgagor is in default.

8.2   Transfer and Division Orders and Other Documents.

      Upon request of Mortgagee, Mortgagor shall execute and deliver to Mortgagee or such persons as Mortgagee may direct, written transfer or division orders, notices of assignment, directions to pay Mortgagee, or any other document and shall take such other steps as may in Mortgagee's judgment be necessary to cause or permit Mortgagee to receive or enforce payment of any amounts it is entitled to receive hereunder.

8.3   Representation to Payor.

      To induce the person owing such amounts to make payment directly to Mortgagee, Mortgagor relieves the payor of any responsibility for seeing to the proper application thereof or determining Mortgagee's right to receive or to continue to receive such sums. Mortgagor shall confirm these representations directly to any person Mortgagee requests.

8.4   Application of Funds.

      All amounts received by Mortgagee under the provisions of this Mortgage from the Mortgaged Property shall be applied to the Secured Indebtedness, to the extent the same is due and payable, and any excess shall be released to Mortgagor promptly.

8.5   Use of Proceeds.

      During periods when Mortgagee does not elect to receive any proceeds or other amount accruing to the Mortgaged Property, Mortgagor may use such funds for any purpose that is not inconsistent with this Mortgage.

8.6   Additional Security.

      All deposits or funds from any source or held for any reason from time to time by Mortgagee and belonging or owed to Mortgagor shall be part of the Encumbered Property.

8.7   Duty of Mortgagee.

      Mortgagee shall not be required to collect or exercise diligence in collecting any funds or other amounts which it is entitled to collect, hold or receive hereunder, nor for improperly applying or crediting the same, whether or not the obligor of such funds has been notified to pay Mortgagee and shall be accountable only for such amounts as may actually and finally be paid into Mortgagee's hands.

8.8   Authority to Act in Name of Mortgagor.

      Mortgagee may act in the name and place of Mortgagor to take any action necessary or appropriate in Mortgagee's judgment to collect, enforce or otherwise realize any amounts it is entitled to receive under the provisions of this Mortgage or to enjoy the benefits of any right or privilege given Mortgagee hereunder or by law.

                    ARTICLE 9 -- MORTGAGEE'S RIGHT TO REMEDY
                      FAILURE TO COMPLY WITH OBLIGATIONS OR
                               BREACH OF WARRANTY

9.1   Right to Remedy.

      If Mortgagor for any reason fails to promptly make any payment or perform any obligation required to be paid or performed in accordance with the terms of this Mortgage, the Credit

Agreement or any other Loan Document, or if Mortgagor performs any act inconsistent with or contrary to such obligations; or if any representation or warranty of Mortgagor made hereunder or in the Credit Agreement or any other Loan Document or in connection herewith is materially incorrect or false, Mortgagee may pay or perform the same or take such steps as are, in Mortgagee's judgment necessary or appropriate to remedy the actions of Mortgagor, discharge such claims of encumbrances, or cause the matter that is the subject of the representation or warranty to conform to the terms of this Mortgage.

9.2   Rights as to Amount Advanced.

      Any amounts expended by Mortgagee and all costs and expenses incurred by Mortgagee in exercising the rights granted by Paragraph A immediately above, or by any other provision of this Mortgage, resulting from the failure of Mortgagor to perform its obligations hereunder in a timely manner shall be immediately due and payable by Mortgagor to Mortgagee; become a part of the Secured Indebtedness; be secured by the security created by this Mortgage as previously provided and bear interest on such amounts as are accrued or expended by Mortgagee until they are repaid by Mortgagor at the highest rate permitted by law, or if no maximum rate is authorized in such cases, at the highest rate of interest provided in the Credit Agreement. If Mortgagor fails to pay such amounts when due, Mortgagee shall also recover all costs, expenses and attorneys' fees incurred by Mortgagee in enforcing the same.

                  ARTICLE 10 -- PREPARATION OF ACT AND USE OF
                                  CERTAIN TERMS

10.1  Drafting of Act.

      Mortgagor and Mortgagee declare that each of them has contributed to the drafting of this Mortgage and has had it reviewed by its counsel before signing it. Each agrees that it has been purposefully drawn and correctly reflects its understanding of the transaction that it contemplates.

10.2  Use of Defined Terms and Other Expressions.

      Mortgagor and Mortgagee particularly agree that those terms that are given defined meanings in this article and elsewhere in this Mortgage are intentionally utilized in those places where they are employed and are to be understood in their defined sense unless such meaning is expressly limited or qualified.

10.3  Headings and Construction of Agreement as a Whole.

      A. This Mortgage has been divided into articles, subarticles and paragraphs for convenience only and such subdivisions have been given titles for ease of reference. The titles to such subdivisions (and to the Exhibits) form no part of the contract and resort is not to be had to them to aid in the interpretation of this Mortgage or to limit, modify or restrict its provisions. The scope and nature of the obligations of the parties is to be determined from the provisions of this Mortgage as a whole and without regard to its divisions.

      B. "Exhibit A" constitutes a part of this Mortgage, and all modifications, limitations or waivers of the warranties, covenants and other general provisions hereof that are contained in Exhibit A and described as pertaining to the property particularly described therein modify such general provisions to the extent such Exhibit expressly so provides.

                 ARTICLE 11 -- REMEDIES IN THE EVENT OF DEFAULT
                     OR UPON THE HAPPENING OF CERTAIN EVENTS

11.1  Right to Accelerate Maturity.

      Mortgagee may declare the Secured Indebtedness immediately due and payable if:

      A. Mortgagor fails to pay when due or defaults in the payment or performance of any part of the Secured Indebtedness or other amount due under the terms of this Mortgage or any other obligation owed by Mortgagor to Mortgagee, or if Mortgagor fails to make any other payment or perform any other obligation required to be paid or performed by Mortgagor to Mortgagee or any other person under the terms of the Secured Indebtedness or this Mortgage.

      B. Mortgagor fails to perform or defaults in the performance of any material covenant, agreement, stipulation or condition or other provision contained in this Mortgage or required to be kept, observed or performed by Mortgagor in any Governing Agreement or other document relating to the Secured Indebtedness;

      C. Mortgagor becomes insolvent, is unable to pay its debts as they mature, makes an assignment for the benefit of creditors, applies for a respite or to be adjudicated a bankrupt, or applies for relief under any state or federal statute for the relief of debtors;

      D. any of the Wells or the Leases are levied upon or seized in execution of a writ of executory process, attachment or fieri facias or of any other writ or legal process of court to the extent the same materially impairs the value of the Mortgagor's Property;

      E. a petition for voluntary or involuntary receivership, bankruptcy, arrangement or reorganization is filed against Mortgagor under any state or federal statute; or a trustee, receiver or syndic is appointed for Mortgagor or its property;

      F. any of the warranties, representations or covenants hereof is not entirely true and correct in any material respect; or

      G. Mortgagor sells, leases, transfers or otherwise disposes of all or substantially all of its properties or assets.

Any of the foregoing shall constitute an "Event of Default."

11.2  Additional Rights Upon Default.

      Upon the occurrence of any one or more of an Event of Default described in
Article 11.1, and in addition to any other right or privilege granted to it by this Mortgage, by law or otherwise, and without prejudice thereto:

      A. Mortgagee may, at its option, without demand, notice of intention to accelerate, notice of acceleration, notice of nonpayment, presentment, protest, notice of dishonor, or any other notice to Mortgagor whatsoever, all of which are hereby waived by Mortgagor to the full extent permitted by applicable law, declare all Secured Indebtedness immediately due and payable.

      B. Mortgagee may cause the Mortgaged Property to be seized and sold under executory or other legal process issued by any competent court, without appraisement (the benefit of all laws relative to appraisement being hereby expressly waived), as an entirety or in lots or parcels as Mortgagee may determine, to the highest bidder for cash, or on such terms as the plaintiff in such proceedings may direct.

      C. In addition to the other rights granted herein to Mortgagee, Mortgagee as Secured Party shall have and may exercise all of the rights, remedies and powers of a secured party under La. R.S. 10:9-101 et seq. (the "UCC"), including, without limitation, the right and power to sell, at one or more public or private sales, or otherwise dispose of or utilize the Mortgaged Property or any part thereof in any manner authorized or permitted under the UCC after a default by a debtor, and to apply the proceeds thereof toward payment of any reasonable costs and expenses and attorney's fees and legal expenses thereby incurred by Mortgagee as Secured Party and toward payment of the Secured Indebtedness in such order or manner as Mortgagee may elect.

      D. Mortgagor hereby expressly waives:

            (1) The benefit of appraisement, as provided in Article 2332, 2723 and 2724, Louisiana Code of Civil Procedure, and all other laws conferring the same;

            (2) The demand and three days' delay afforded by Articles 2639 and 2721, Louisiana Code of Civil Procedure;

            (3) The three days' delay provided by Article 2331 and 2722, Louisiana Code of Civil Procedure; and

            (4) The benefit of the other provisions of Article 2331, 2722 and 2723, Louisiana Code of Civil Procedure, and any other notices or conditions prescribed by law as a prerequisite to the institution of a suit or sale of the Mortgaged Property. Mortgagor expressly agrees to the immediate seizure of the Mortgaged Property.

      E. Mortgagee may purchase all or any portion of the Mortgaged Property at any sale made hereunder.

      F. Mortgagee may cause a receiver or keeper to be appointed to take possession of the Wells, the Leases and the other Mortgaged Property to manage, administer, operate and conserve the value thereof and collect the rents, issues, revenues, proceeds and profits thereof. The receiver or keeper may also take possession of, and for these purposes use any and all movable property contained in or on the premises and used by Mortgagor in the operation thereof or any part thereof, whether or not the same is covered by this Mortgage. After paying costs of collection and any other expenses incurred, the proceeds shall be applied to the payment of the Secured Indebtedness in such order as Mortgagee shall elect, and Mortgagee shall not be liable to account to Mortgagor for any loss, damage or neglect suffered to or by the Wells, the Leases, the other Mortgaged Property, or Mortgagor as a consequence thereof, except such as are caused by the willful misconduct or gross negligence of Mortgagee's own employees or agents.

      G. Mortgagee may designate any Person to be the receiver or keeper of the Mortgaged Property as provided by La. R.S. 9:5132 and similar statutes.

      H. All rights to the marshaling of assets are expressly waived. Neither Mortgagor nor any party claiming or asserting any interest in or right over the Mortgaged Property shall have the right to require their sale in any special order or a marshaling of assets, appraisement, redemption, stay or extension of proceedings, or a moratorium on indebtedness with respect thereto or to the Secured Indebtedness.

      I. Mortgagor shall be fully liable for all costs of retaking, holding, preparing for sale, lease or other use or disposition, selling, leasing or otherwise using or disposing of the Mortgaged Property which are incurred or paid by Mortgagee as authorized or permitted hereunder, including also all reasonable attorney's fees, legal expenses and costs, all of which expenses and costs shall constitute a part of the Secured Indebtedness. MORTGAGOR SHALL AND DOES HEREBY AGREE TO INDEMNIFY MORTGAGEE, THE LENDERS AND THEIR RESPECTIVE OFFICERS, DIRECTORS, PARTNERS, SHAREHOLDERS, EMPLOYEES AND REPRESENTATIVES, AND THEIR SUCCESSORS AND ASSIGNS, FOR, AND TO HOLD EACH OF THEM HARMLESS FROM, ANY AND ALL LIABILITY, LOSS OR DAMAGE WHICH MAY OR MIGHT BE INCURRED BY ANY OF THEM BY REASON OF THIS MORTGAGE OR THE EXERCISE OF RIGHTS OR REMEDIES HEREUNDER; SHOULD MORTGAGEE INCUR ANY SUCH LIABILITY, LOSS OR DAMAGE THE AMOUNT THEREOF, INCLUDING COSTS, EXPENSES AND REASONABLE ATTORNEYS' FEES, SHALL BE A DEMAND OBLIGATION OWING BY MORTGAGOR TO MORTGAGEE AND SHALL BEAR INTEREST FROM THE DATE INCURRED UNTIL PAID AT THE RATE PROVIDED FOR IN ARTICLE 9 HEREOF AND SHALL BE A PART OF THE SECURED INDEBTEDNESS AND SHALL BE SECURED BY THIS MORTGAGE AND ANY OTHER INSTRUMENT SECURING THE SECURED INDEBTEDNESS. THE INDEMNITY PROVIDED HEREIN SHALL TERMINATE FIVE YEARS AFTER THE REPAYMENT OF THE SECURED INDEBTEDNESS. NO PERSON SHALL BE ENTITLED UNDER THIS ARTICLE 11 I. TO RECEIVE INDEMNIFICATION FOR THAT PORTION, IF ANY, OF ANY LIABILITIES AND COSTS WHICH ARE CAUSED BY ITS OWN INDIVIDUAL FRAUD, NEGLIGENCE OR WILLFUL MISCONDUCT, AS DETERMINED IN A FINAL JUDGMENT. Mortgagor hereby assents to, ratifies and confirms any and all actions of Mortgagee taken with respect to the Mortgaged Property pursuant to this Section 11.2.

11.3  Rights and Remedies Cumulative.

      All rights, powers, immunities, remedies and liens of Mortgagee existing and to exist hereunder or under any other instruments or at law or in equity and all other or additional security shall be cumulative and not exclusive, each of the other. Mortgagee shall, in addition to the rights and remedies herein expressly provided, be entitled to such other remedies as may now or hereafter exist at law or in equity for securing and collecting the Secured Indebtedness, for enforcing the covenants herein, and for foreclosing the liens hereof. Resort by Mortgagee to any right or remedy provided for hereunder or at law or in equity shall not prevent concurrent or subsequent resort to the same or any other right or remedy. No security heretofore, herewith or subsequently taken by Mortgagee shall in any manner impair or affect the security given by this instrument or any security by endorsement or otherwise presently or previously given; and all security shall be taken, considered and held as cumulative.

                          ARTICLE 12 -- MISCELLANEOUS

12.1  Instrument Filed as Financing Statement.

      Any copy of this Mortgage which is signed by Mortgagor or any carbon, photographic, facsimile or other reproduction of this Mortgage may also serve as a financing statement under the UCC by Mortgagor in favor of Mortgagee.

12.2  Fixtures.

      Certain of the Mortgaged Property is or may become "fixtures" (as that term is defined in the UCC) on the real or immovable property described in Exhibit A hereto and this instrument shall operate also as a financing statement upon such of the Mortgaged Property which is or may become fixtures. Mortgagor has an interest of record in the real estate

12.3  Addresses.

      For purposes of filing this instrument as a financing statement, the addresses for Mortgagor, as debtor, and Mortgagee, as secured party, are as set forth in Article 1 of this Mortgage.

12.4  Financing Statement.

      Mortgagee is authorized to file, in jurisdictions where this authorization will be given effect, a financing statement signed only by Mortgagee covering the Mortgaged Property. At the request of Mortgagee, Mortgagor will join Mortgagee in executing one or more financing statements covering the Mortgaged Property pursuant to the UCC in form satisfactory to Mortgagee. Mortgagee shall pay the cost of filing or refiling any such financing statement and of filing or refiling or recording or re-recording this Mortgage, as a financing statement, in all public offices at any time and from time to time whenever filing or recording of any financing statement or this Mortgage is deemed by Mortgagee to be necessary or desirable. Further, Mortgagor authorizes Mortgagee to execute and file any and all Financing Statements in both the real estate records and the office of the Secretary of State of Delaware and New York, pursuant to
Article 9 of the Uniform Commercial Code, as Mortgagee deems necessary in its sole discretion, in conjunction with this Mortgage, and Mortgagor expressly authorizes execution and filing of such Financing Statements by Mortgagee without need of signature or execution by Mortgagor.

12.5  Releases.

      In accordance with the provisions of Louisiana Civil Code article 3298, as amended from time to time, if Mortgagor shall pay in full when due the Secured Indebtedness and shall duly and timely perform and observe all of the terms, provisions, covenants and agreements herein and in the Credit Agreement and other Loan Documents provided to be performed and observed by Mortgagor, and if neither Mortgagor nor Mortgagee is bound to the other or to any third person to permit any further obligation to be incurred then or thereafter, then Mortgagor may give notice to Mortgagee of its intent to terminate this Mortgage and may request that Mortgagee execute a release of this Mortgage at the expense of Mortgagor. Such termination shall not become effective, and Mortgagee shall not be obligated to execute such a release, until thirty (30) days after Mortgagee has actually received such notice at its address set forth in Section 1.2 of this Mortgage and until Mortgagee has determined, in good faith, that Mortgagor is entitled to terminate this Mortgage and obtain such release under the terms of this Section 12.5.

12.6  Notices.

      All notices, requests, consents, demands and other communications required or permitted under this Mortgage shall be in writing, unless otherwise specifically provided herein, and shall be deemed sufficiently given or furnished if delivered by personal delivery, by telecopy, by delivery service with proof of delivery, or by registered or certified United States mail, postage prepaid, to Mortgagor or Mortgagee, as the case may be, at the address of such party specified in Article 1 of this Mortgage (unless changed by similar notice in writing given by the particular person whose address is to be changed).

12.7  Severability.

      A determination that any provision of this Mortgage is unenforceable or invalid shall not affect the enforceability or validity of any other provision, and any determination that the application of any provision of this Mortgage to any Person or circumstance is illegal or unenforceable shall not affect the enforceability or validity of such provision as it may apply to other Persons or circumstances.

12.8  Recording.

      Mortgagee, or Mortgagor at the request of Mortgagee, will cause this Mortgage and all amendments and supplements thereto and substitutions therefor and all financing statements, fixture filings and continuation statements relating thereto to be recorded, filed, re-recorded and re-filed in such manner and in such places as Mortgagee shall reasonably request and Mortgagee pay or reimburse Mortgagor for all such recording, filing, re-recording and re-filing taxes, fees and other charges.

12.9  Execution in Counterparts.

      This Mortgage is executed in multiple counterparts. For recording purposes, Exhibit A attached to various counterparts of this Mortgage may contain a description of the Wells, the Leases, the Lands and other Mortgaged Property relating only to the jurisdiction in which the relevant counterpart is to be filed for registry or recordation. Each counterpart shall for all purposes be deemed to be an original and all such counterparts shall together constitute but one and the same instrument and juridical act. Complete copies of this Mortgage containing descriptions of all the Wells, the Leases, the Lands and other Mortgaged Property have been retained by Mortgagor and Mortgagee.

12.10 Governing Law.

      THE TERMS AND PROVISIONS OF THIS MORTGAGE RELATING TO THE CREATION, PERFECTION AND ENFORCEMENT OF THE ENCUMBRANCES AND SECURITY INTERESTS CREATED BY THIS MORTGAGE AND THE REALIZATION BY MORTGAGEE OF ITS RIGHTS AND REMEDIES UNDER THIS MORTGAGE OR WITH RESPECT TO THE MORTGAGED PROPERTY LOCATED IN OR OFFSHORE THE STATE OF LOUISIANA, SHALL BE GOVERNED BY, AND CONSTRUED AND ENFORCED IN ACCORDANCE WITH, THE LAWS OF THE STATE OF LOUISIANA (WITHOUT GIVING EFFECT TO THE CONFLICTS-OF-LAW RULES AND PRINCIPLES OF SUCH STATE) AND APPLICABLE LAWS OF THE UNITED STATES. ALL OTHER TERMS AND PROVISIONS OF THIS MORTGAGE SHALL BE GOVERNED BY, AND CONSTRUED IN ACCORDANCE WITH, THE LAWS OF THE STATE OF TEXAS AND APPLICABLE FEDERAL LAW.

12.11 Jurisdiction.

      MORTGAGOR HEREBY IRREVOCABLY SUBMITS ITSELF TO THE NONEXCLUSIVE JURISDICTION OF THE STATE AND FEDERAL COURTS OF THE STATES OF TEXAS, LOUISIANA AND EACH OTHER STATE WHERE THE MORTGAGED PROPERTY IS LOCATED AND AGREES AND CONSENTS THAT SERVICE OF PROCESS MAY BE MADE UPON IT IN ANY LEGAL PROCEEDING RELATING TO THIS MORTGAGE, THE GOVERNING AGREEMENTS OR THE SECURED INDEBTEDNESS BY SERVING THE SECRETARY OF STATE OF SUCH STATE IN ACCORDANCE WITH ANY PROVISION OF SUCH STATE'S LAWS GOVERNING SERVICE OF PROCESS UPON FOREIGN CORPORATIONS OR ENTITIES

12.12 Amendment of Prior Security Documents This Mortgage is intended, in part, as an amendment and restatement of those security documents described on Exhibit B hereto or which relate to security documents assigned to Mortgagee pursuant to the documents described on Exhibit B hereto (collectively, the "Prior Security Documents"), and the liens and security interests created by the Prior Security Documents are preserved and carried forward hereby.

12.13 Effective Date.

      This Mortgage is made to be effective as of 7:00 o'clock a.m. local time on December 19, 2002, in Houston, Harris County, Texas (the "Effective Date").

12.14 Supplements.

      Without in any manner limiting the effect of Section 2.3 or any other provisions of this Mortgage as to the binding effect of this Mortgage on after-acquired rights of Mortgagor, it is contemplated by the parties hereto that from time to time additional interests and properties may or will be added to the interests and properties subject to the Liens, rights, titles, and interests created by this Mortgage by means of supplemental indentures identifying this Mortgage and describing such interests and properties to be so added and included. Upon the execution of any such supplemental indenture, the Liens, rights, titles, and interests created herein shall immediately attach to and be effective with respect to any such interests and properties so described, the same as if such interests and properties had been specifically described herein, and such interests and properties being included in the term "Mortgaged Property," as used herein.

      THUS SIGNED in multiple originals in my office in Houston, Harris County, Texas, by the person who appears above my signature below in the presence of the undersigned competent witnesses who have signed their names hereto and me, Notary, on the _______ day of December, 2002, but effective as above set forth, after due reading of the whole.

WITNESSES TO ALL SIGNATURES
OF MORTGAGOR AND BORROWER:           MORTGAGOR AND BORROWERS:

                                     PRIMEENERGY CORPORATION
______________________________       PRIMEENERGY MANAGEMENT CORPORATION
(Signature of Witness)               PRIME OPERATING COMPANY
                                     EASTERN OIL WELL SERVICE COMPANY
                                     SOUTHWEST OIL FIELD CONSTRUCTION
______________________________       COMPANY,
(Printed Name of Witness)            EACH COMPANY REPRESENTED BY


______________________________       ___________________________________________
(Signature of Witness)               Beverly A. Cummings
                                     Executive Vice President, Treasurer,
______________________________       and Chief Financial Officer of each of the
(Printed Name of Witness)            companies listed above


                   ___________________________________________
                   Notary Public in and for the State of Texas

      THUS SIGNED in multiple originals in my office in Houston, Harris County, Texas, by the person who appears above my signature below in the presence of the undersigned competent witnesses who have signed their names hereto and me, Notary, on the _______ day of December, 2002, but effective as above set forth, after due reading of the whole.

                                        MORTGAGEE:

WITNESSES TO SIGNATURE
OF MORTGAGEE:                           GUARANTY BANK, FSB, Agent


________________________________        By: ____________________________________
(Signature of Witness)                      Richard Menchaca
                                            Vice President
________________________________
(Printed Name of Witness)

________________________________
(Signature of Witness)

________________________________
(Printed Name of Witness)


                   ___________________________________________
                   Notary Public in and for the State of Texas

                                    EXHIBIT A
                                       TO
                     ACT OF MORTGAGE AND SECURITY AGREEMENT

      The designation "Working Interest" or "WI" when used in this Exhibit means an interest owned in an oil, gas, and mineral lease that determines the cost-bearing percentage of the owner of such interest. The designation "Net Revenue Interest" or "NRI" means that portion of the production attributable to the owner of a working interest after deduction for all royalty burdens, overriding royalty burdens or other burdens on production, except severance, production, and other similar taxes. The designation "Overriding Royalty Interest" or "ORRI" means an interest in production which is free of any obligation for the expense of exploration, development, and production, bearing only its pro rata share of severance, production, and other similar taxes and, in instances where the document creating the overriding royalty interest so provides, costs associated with compression, dehydration, other treating or processing, or transportation of production of oil, gas, or other minerals relating to the marketing of such production. The designation "Royalty Interest" or "RI" means an interest in production which results from an ownership in the mineral fee estate or royalty estate in the relevant land and which is free of any obligation for the expense of exploration, development, and production, bearing only its pro rata share of severance, production, and other similar taxes and, in instances where the document creating the royalty interest so provides, costs associated with compression, dehydration, other treating or processing or transportation of production of oil, gas, or other minerals relating to the marketing of such production.

      Any reference in this Exhibit to wells or units is for warranty of interest, administrative convenience, and identification and shall not limit or restrict the right, title, interest, or properties covered by this Act of Mortgage. All right, title, and interest of Mortgagor in the properties described herein are and shall be subject to this Act of Mortgage, regardless of the presence of any units or wells not described herein.

      The references to book and folio or page herein refer to the recording location of each respective Mortgaged Property described herein in the parish where the land covered by the Mortgaged Property is located.

                    [Descriptions of the relevant Leases and
                       the relevant Land are found on the
                        following pages of this Exhibit]

                              CORPORATE RESOLUTIONS
                            (PRIMEENERGY CORPORATION)

      I, the undersigned, hereby certify to the below named bank that I am Secretary of PRIMEENERGY CORPORATION ("Company"), a Delaware corporation; that the following is an extract of the minutes of a meeting of the Board of Directors of the Company wherein the following resolutions were adopted by the Board of Directors of said Company, and that such resolutions have not been rescinded or modified and are in full force and effect:

      "1. RESOLVED, that the officer of this Company as listed below be and the same is hereby authorized and empowered on behalf of the Company, to borrow money from Guaranty Bank, FSB, and the other lenders from time to time party to or bound by that certain Credit Agreement dated December 19, 2002, by and among the Company, such lenders, and Guaranty Bank, FSB, in its capacity as Agent for such lenders (the "Agent"), and to guarantee indebtedness of any party to such lenders and to make, execute and deliver promissory notes, guaranty agreements, or other written obligations of the Company, in such form, date and maturity and at such rate of interest, all as such officer of this Company may approve, and the Secretary or any Assistant Secretary is authorized, but not required, to affix the corporate seal to any such instrument whenever necessary or required, and the execution and delivery by such officer of such instrument or instruments shall be conclusive evidence that such officer approves the terms of such instruments:

      NAME                         TITLE                                                    SIGNATURE
      ----                         -----                                                    ---------
      Beverly A. Cummings          Executive Vice President,
                                   Treasurer, and
                                   Chief Financial Officer                    _______________________

      "2. IT IS FURTHER RESOLVED, that all documents authorized to be signed by this resolution shall be in such form and contain such terms and conditions as the foregoing officer or officers deem necessary or appropriate, including, without limitation, confessions of judgment, pacts de non alienando, waivers of appraisement, and waivers of notice and delay.

      "3. IT IS FURTHER RESOLVED, that the foregoing resolutions shall remain in full force and effect until written notice of their amendment or rescission shall have been received by the Agent, and that receipt of said notice shall not affect any action taken by the Agent prior thereto."

      I, the undersigned, further certify that the officer listed above has been duly elected to the office set opposite her name, that she continues to hold such office at the present time, and that the signature appearing hereon is the genuine original signature of such officer.

      IN WITNESS HEREOF, I have hereunto set my hand and seal of this Company this _______ day of December, 2002.


                                         _______________________________________
                                         Printed Name:__________________________
                                         Secretary

                              CORPORATE RESOLUTIONS
                      (PRIMEENERGY MANAGEMENT CORPORATION)

      I, the undersigned, hereby certify to the below named bank that I am Secretary of PRIMEENERGY MANAGEMENT CORPORATION ("Company"), a New York corporation; that the following is an extract of the minutes of a meeting of the Board of Directors of the Company wherein the following resolutions were adopted by the Board of Directors of said Company, and that such resolutions have not been rescinded or modified and are in full force and effect: "

      "1. RESOLVED, that the officer of this Company as listed below be and the same is hereby authorized and empowered on behalf of the Company, to borrow money from Guaranty Bank, FSB, and the other lenders from time to time party to or bound by that certain Credit Agreement dated December 19, 2002, by and among the Company, such lenders, and Guaranty Bank, FSB in its capacity as Agent for such lenders (the "Agent"), and to guarantee indebtedness of any party to such lenders and to make, execute and deliver promissory notes, guaranty agreements, or other written obligations of the Company, in such form, date and maturity and at such rate of interest, all as such officer of this Company may approve, and the Secretary or any Assistant Secretary is authorized, but not required, to affix the corporate seal to any such instrument whenever necessary or required, and the execution and delivery by such officer of such instrument or instruments shall be conclusive evidence that such officer approves the terms of such instruments:

      NAME                         TITLE                                                    SIGNATURE
      ----                         -----                                                    ---------
      Beverly A. Cummings          Executive Vice President,
                                   Treasurer, and
                                   Chief Financial Officer                    _______________________

      "2. IT IS FURTHER RESOLVED, that all documents authorized to be signed by this resolution shall be in such form and contain such terms and conditions as the foregoing officer or officers deem necessary or appropriate, including, without limitation, confessions of judgment, pacts de non alienando, waivers of appraisement, and waivers of notice and delay.

      "3. IT IS FURTHER RESOLVED, that the foregoing resolutions shall remain in full force and effect until written notice of their amendment or rescission shall have been received by the Agent, and that receipt of said notice shall not affect any action taken by the Agent prior thereto."

      I, the undersigned, further certify that the officer listed above has been duly elected to the office set opposite her name, that she continues to hold such office at the present time, and that the signature appearing hereon is the genuine original signature of such officer.

      IN WITNESS HEREOF, I have hereunto set my hand and seal of this Company this ______ day of December, 2002.


                                         _______________________________________
                                         Printed Name:__________________________
                                         Secretary


                                     - ii -